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                                                                  EXHIBIT 24.1

                              POWER OF ATTORNEY

   The undersigned, a member of the Board of Directors of California Energy Company, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Steven A. McArthur and John G. Sylvia, as his/her true and lawful attorneys-in-fact and agents, jointly and severally, with full power of substitution and resubstitution, for and in his/her stead, in any and all capacities, to sign on his/her behalf the Company's registration statement on Form S-3 (the "Registration Statement") in connection with the Company's offering of its limited recourse senior secured notes and to execute any amendments thereto (including post-effective amendments) or certificates that may be required in connection with the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission and granting unto said attorneys- in-fact and agents, jointly and severally, the full power and authority to do and perform each and every act and thing necessary or advisable to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, jointly and severally, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.







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                              POWER OF ATTORNEY

DATE: May 11, 1995

/s/ David L. Sokol                     /s/ Ben M. Holt
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DAVID L. SOKOL                         BEN M. HOLT

/s/ Edgar D. Aronson                   /s/ Richard A. Jaros
- ------------------------------         ------------------------------
EDGAR D. ARONSON                       RICHARD R. JAROS

/s/ Judith E. Ayres                    /s/ Walter Scott, Jr.
- ------------------------------         ------------------------------
JUDITH E. AYRES                        WALTER SCOTT, JR.

                                       /s/ John R. Shiner
- ------------------------------         -----------------------------
JAMES Q. CROWE                         JOHN R. SHINER

/s/ Richard K. Davidson                /s/ David E. Wit
- ------------------------------         -----------------------------
RICHARD K. DAVIDSON                    DAVID E. WIT